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                                                                   EXHIBIT 10.24

                            SECOND DEED OF TRUST NOTE

$6,600,000.00                                                Baltimore, Maryland
                                                                   July 31, 1997


         FOR VALUE RECEIVED, The Heartlands Retirement Community-Ellicott City I, Inc., a Maryland corporation, promises to pay to Mercantile Mortgage Corporation, a Maryland corporation, or order at its principal office 20 S. Charles Street, 3rd Floor, Baltimore, MD 21201, or at such other place as may be designed in writing by the holder of this note, the principal sum of Six Million Six Hundred Thousand Dollars ($6,600,000.00), with interest from date at the rate of eight per centum (8%) per annum on the unpaid balance until paid. The principal and interest shall be payable in monthly installments as follows:

         Payments of interest only shall be due and payable commencing on the first day of August, 1997 and on the first day of each month thereafter up to and including the first day of November, 1998. Thereafter commencing on the first day of December __, 1998, monthly installments of principal and interest shall be paid on the sum of Forty-Six Thousand Eight Hundred Seventy-Seven Dollars and Twenty-Two Cents ($46,877.22) each and such payments shall continue monthly on the first day of each month until the entire indebtedness has been paid. In any event, the balance of principal (if any) remaining unpaid plus accrued interest, shall be due and payable on the first day of November, 2033. The installment of principal and interest shall be applied first to interest at the rate of eight percent (8%) per annum upon the principal sum or so much thereof as from time to time may remain unpaid, and the balance shall be applied to the principal.

         If default be made in the payment of any installment under this note, and if such default is not made good prior to the due date of the next such installment, the entire principal sum and accrued interest shall at once become due and payable without notice, at the option of the holder of this note. Failure to exercise this option shall not constitute a waiver of the right to exercise the same in the event of any subsequent default.

         Prepayment provisions - See additional provisions in Rider attached.

         All parties to this note, whether principal, surety, guarantor, or endorser hereby waive presentment for payment, demand, protest, notice of protest, and notice of dishonor.

         IN TESTIMONY WHEREOF, the Heartlands Retirement Community-Ellicott City I, Inc. has caused this instrument to be executed in its corporate name of John
H. Gurley, its Vice President, its Secretary, and its corporate seal to be hereunto affixed, all as of the day, month, and year first above written.


                                     THE HEARTLANDS RETIREMENT
                                     COMMUNITY-CITY I, INC.



                                     By:  /s/ John H. Gurley
                                        -------------------------------------
                                          John H. Gurley, Vice President

WITNESS: /s/

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                  Secretary


         This note is identified by the signature of one of the Trustees in the Deed of Trust securing it.





WITNESS/ATTEST:





                  /s/                /s/ Paul W. Parkes
                                     -----------------------------------
                                     Paul W. Parkes, Trustee





                  /s/                /s/ Michael S. Cordes
                                     -----------------------------------
                                     Michael S. Cordes, Trustee



         THIS IS TO CERTIFY that this is the note described in, and secured by, Deed of Trust of even date herewith, and in the same principal amount as herein, and covering real estate in the County of Howard, State of Maryland.


         Dated this 31 day of July, 1997.





                                     /s/
                                     -----------------------------------
                                     Notary Public









            STATE OF MARYLAND

                Loan No.

   -----------------------------------

           Deed of Trust Note

   -----------------------------------

        The Heartlands Retirement

     Community-Ellicott City I, Inc.

                   TO

     Mercantile Mortgage Corporation

              No. 052-12030



     Insured under 241 of the National
Housing Act and Regulations published
thereunder


     In effect on June 20, 1997


     To the extent of advances approved
by the Secretary of Housing and Urban
Development acting by and through the
Federal Housing Commissioner



By:  /s/ MaryAnn Henderson
   -----------------------------------
          (Authorized Agent)

Date:  7/31/97



     A total  sum of  $____________  has
been approved for insurance hereunder by the Secretary of Housing and Urban
Development acting by and through the
Federal Housing Commissioner.



By:__________________________________
          (Authorized Agent)



Date:________________________________





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               RIDER ATTACHED TO AND MADE A PART OF SECOND DEED OF

               TRUST NOTE DATED JULY 31, 1997 FROM THE HEARTLANDS

                  RETIREMENT COMMUNITY-ELLICOTT CITY I, INC., A

                         MARYLAND CORPORATION ("MAKER")

                       TO THE ORDER OF MERCANTILE MORTGAGE

                             CORPORATION ("LENDER")



                              ADDITIONAL PROVISIONS



         NOTWITHSTANDING ANY OTHER PROVISION CONTAINED IN THIS NOTE, IT IS AGREED THAT THE EXECUTION OF THIS NOTE SHALL IMPOSE NO PERSONAL LIABILITY ON THE MAKER HEREOF FOR PAYMENT OF THE INDEBTEDNESS EVIDENCED HEREBY AND IN THE EVENT OF A DEFAULT, THE HOLDER OF THIS NOTE SHALL LOOK SOLELY TO THE PROPERTY DESCRIBED IN THE MORTGAGE AND TO THE RENTS, ISSUES AND PROFITS THEREFORE IN SATISFACTION OF THE INDEBTEDNESS EVIDENCED HEREBY AND WILL NOT SEEK OR OBTAIN ANY DEFICIENCY OR PERSONAL JUDGMENT AGAINST THE MAKER HEREOF EXCEPT SUCH JUDGMENT OR DECREE AS MAY BE NECESSARY TO FORECLOSE AND BAR ITS INTEREST IN THE ROPERTY AND ALL OTHER PROPERTY MORTGAGED, PLEDGED, CONVEYED OR ASSIGNED TO SECURE PAYMENT OF THIS NOTE EXCEPT AS SET OUT IN THE DEED OF TRUST OF EVEN DATE GIVEN TO SECURE THIS INDEBTEDNESS.

         Maker represents and warrants that the loan evidenced by this Deed of Trust Note was made and transacted solely for the investment within the meaning of said Commercial Law Article, Title 12, Section 101 and 103(e) of the Annotated Code of Maryland, (1990 Repl. Vol.).

         Notwithstanding anything herein contained to the contrary, Maker shall not have the right to prepay the indebtedness evidenced hereby in part or in whole at any time to the fifth (5th) anniversary of the date of final endorsement of this Deed of Trust Note by the Secretary of Housing and Urban Development ("HUD") (the "Fifth Anniversary"). Maker shall have the right, at any time from and after the Fifth Anniversary, to prepay the indebtedness evidenced hereby in whole, but not in part, on the first day of any month prior to maturity upon at least thirty (30) days' prior written notice to the holder of this Deed of Trust Note accompanied by the following prepayment premiums:
Sixth Year - 5% of the unpaid principal balance: Seventh Year - 3% of the unpaid principal balance: Eighth Year - 1% of the unpaid principal balance: Ninth Year until maturity - no prepayment premium, at which time, Maker may prepay Deed of Trust Note, in whole or in part, without premium penalty or change therefor.

         Notwithstanding any prepayment prohibition imposed and/or penalty required by this Note with respect to prepayments made prior to the Eight Anniversary of the date of the final endorsement of this Note, the indebtedness may be prepaid in part or in full without the consent of the mortgagee and without prepayment penalty of HUD determines that prepayment will avoid a mortgage insurance claim and is therefore in the best interest of the Federal Government.

         In the event any installment or part of any installment due hereunder becomes delinquent for more than fifteen (15) days, there shall be due at the option of the holder hereof, in addition to other sums then due hereunder, a sum equal to two percent (2%) of the amount of principal and interest so delinquent.

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WITNESS:                             BORROWER:

                                     THE HEARTLANDS RETIREMENT
                                     COMMUNITY-ELLICOTT CITY I, INC.
                                     a Maryland corporation



/s/                                  By:  /s/ John H. Gurley             (SEAL)
                                        -----------------------------------
                                          John H. Gurley, Vice President